UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported) November 2, 2006

                          Third Wave Technologies, Inc.
             (Exact Name of Registrant as Specified in Its Charter)

Delaware                               000-31745           39-1791034
(State or Other Jurisdiction           (Commission         (IRS Employer
of Incorporation)                      File Number)        Identification No.)

502 South Rosa Road
Madison, Wisconsin                                             53719
(Address of Principal Executive Offices)                       (Zip Code)

                                 (608) 273-8933
              (Registrant's Telephone number, including area code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

Item 2.02 Results of Operations and Financial Condition.

      On November 2, 2006, the Company issued a news release reporting its third-quarter financial results, a copy of which is filed as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits:

99.1 News Release issued by the Company.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has fully caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                         THIRD WAVE TECHNOLOGIES, INC.

Date: November 2, 2006                   By: /s/ Cindy S. Ahn
                                             -----------------------------------
                                         Name: Cindy S. Ahn
                                         Title: Vice President & General Counsel

                                  EXHIBIT INDEX

                   The following exhibits are filed herewith:

Exhibit No.     Description
-----------     -----------

99.1            News Release issued by the Company